Fees Summary	Jul. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	663,861.58
Total Transaction Valuation	4,336,130,480
Total Offset Amount	0
Net Fee	$ 663,861.58